                        Supplement dated April 2, 2001
                     to the Portfolio Architect XTRA and
                    Vintage XTRA Contract Prospectus dated
                                 May 1, 2000


For New York Contracts Only
---------------------------

We will deduct the purchase payment credit from any refunds made if:

        (a) the contract is returned during the Right to Return Period (any gains on the purchase payment credit will be included in the refund), or

        (b) the contract is surrendered or terminated within 12 months after the purchase payment credit is applied, subject to any withdrawal charge applicable to amounts in the Fixed Account plus any purchase payment credit deduction on withdrawals from the Fixed Account not to exceed 10% of the Contract Value of the Fixed Account.

There is no waiver of withdrawal charge for nursing home confinement.

The Maximum Maturity Age is no later than when the Annuitant attains age 90 and the Maturity Date must be no less than 13 months after the Contract Date.